UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2024
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)
 Fannie Mae

Federally chartered corporation	0-50231	52-0883107	1100 15th Street, NW			800	232-6643
			Washington,	DC	20005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)	(Address of principal executive offices, including zip code)			(Registrant’s telephone number, including area code)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of New Director
On November 5, 2024, Scott D. Stowell was appointed to the Board of Directors of Fannie Mae effective as of that date. Mr. Stowell’s appointment is until the earlier of: (1) the next annual election of Board members; or (2) the date on which he resigns or is removed by the Federal Housing Finance Agency, as conservator, while Fannie Mae is in conservatorship. Mr. Stowell has been appointed to serve on the Community Responsibility and Sustainability Committee and the Nominating and Corporate Governance Committee of Fannie Mae’s Board of Directors, effective December 1, 2024.
Mr. Stowell, age 67, has nearly 40 years of experience in the U.S. homebuilding industry, including single-family homes, mixed-use communities, and projects meeting local governments’ affordability requirements. His experience and qualifications include the following:
•Founder, Chief Executive Officer, and President of Capital Thirteen LLC, a company that specializes in advisory, real estate investment, and angel investing (2019–current)
•Executive chairman of CalAtlantic Group, Inc., a publicly-traded company that specialized in homebuilding (2015–2018); after CalAtlantic Group’s merger with Lennar Corporation, retired as executive chairman and served on the board of directors of Lennar Corporation (2018–2021)
•Various positions at Standard Pacific Homes (CalAtlantic Group’s predecessor) beginning in 1986, including as Chief Executive Officer (2012-2015), President (2011-2015), and Chief Operating Officer (2007–2011)
•HomeAid America, a non-profit organization whose mission is to help people experiencing or at risk of homelessness build new lives through construction, community engagement, and education: member of the Board of Directors (2013–current), former Executive Committee member (2013–2023), past Chair (2017–2018)
•Member of the Board of Directors at Toll Brothers, a home-building company (2021–current); lead independent director and member of the Nominating and Corporate Governance Committee
•Board member of Pacific Mutual Holding Company (2013–current); member of the Governance and Nominating Committee and Chair of the Talent Development and Compensation Committee
Based on its review of the relevant facts and circumstances, Fannie Mae’s Board of Directors determined that Mr. Stowell is an independent director.
Director Compensation
Mr. Stowell will be paid compensation as a director as described in Fannie Mae’s annual report on Form 10-K for the year ended December 31, 2023, filed with the Securities and Exchange Commission on February 15, 2024, under the heading “Executive Compensation—Compensation Tables and Other Information—Director Compensation,” which description is incorporated herein by reference.
Indemnification Agreement
Fannie Mae is entering into an indemnification agreement with Mr. Stowell, the form of which was filed as Exhibit 10.3 to Fannie Mae’s annual report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission on February 14, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ Thomas L. Klein
Thomas L. Klein
Enterprise Deputy General Counsel—Vice President
Date: November 7, 2024
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